UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549
                 __________________________________

                              FORM 8-K

                           CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 13, 2008

                       ZOLTEK COMPANIES, INC.
       (Exact name of registrant as specified in its charter)


      MISSOURI                       0-20600                    43-1311101
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
    organization)                                                Number)


      3101 MCKELVEY ROAD
      ST. LOUIS, MISSOURI                                          63044
      (Address of principal executive offices)                    (Zip Code)

                           (314) 291-5110
       (Registrant's telephone number, including area code)

                           NOT APPLICABLE
    (Former name or former address if changed since last report)
                 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 10, 2008, Zoltek Companies, Inc. (the "Company") entered into an Executive Employment Agreement (the "Agreement") with Karen M. Bomba, age 43, to serve as the Company's Chief Operating Officer. The Company's intention to appoint Ms. Bomba was previously announced on February 12, 2008. Under the Agreement, Ms. Bomba will receive an annual salary of $300,000, an annual bonus opportunity and a grant of 25,000 shares of restricted stock pursuant to the Company's 2008 Long-Term Equity Incentive Plan, which shares will vest over three years at the rate of one-sixth of the total shares on the first anniversary of the date of the Agreement, two-sixths on the second anniversary of the date of the Agreement and three-sixths on the third anniversary of the date of the Agreement. Ms. Bomba will also be entitled to participate in the Company's standard employee benefit program, including a group insurance program, 401(k) plan and other benefits. In the event Ms. Bomba resigns following a change in control of the Company, Ms. Bomba is entitled to all compensation she otherwise would have received, absent her resignation, for the remainder of the term of the Agreement. Unless terminated earlier by its terms, the Agreement will terminate on March 10, 2010.

     As previously reported, for more than the past five years, Ms. Bomba has served in various management positions with Messier-Bugatti USA, including Chief Executive Officer. Messier-Bugatti USA is a subsidiary of Messier-Bugatti, SAFRAN Group, a producer of aeronautical braking and carbon brakes.

ITEM  9.01     FINANCIAL STATEMENTS AND EXHIBITS.

          None.
                   *          *          *

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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 13,  2008

                                         ZOLTEK COMPANIES, INC.



                                         By /s/ Kevin Schott
                                           ------------------------
                                           Kevin Schott
                                           Chief Financial Officer

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                        EXHIBIT INDEX


Exhibit
Number                        Description
-------                       -----------

                               None


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